Disclosure on the Group's Objectives, Policies and Processes for Managing Its Capital Structure (Details) $ in Thousands	12 Months Ended
	Dec. 31, 2021 CAD ($)	Dec. 31, 2020 CAD ($)	Dec. 31, 2019 CAD ($)	Dec. 31, 2018 CAD ($)
Disclosure on the Group's Objectives, Policies and Processes for Managing Its Capital Structure
Total debt	$ 35,227	$ 38,053
Less:cash	(54,873)	(63,552)	$ (78,274)	$ (67,760)
Shareholders' equity	365,600	361,544
Long-term debt	$ 35,227	$ 38,053
Long-term debt-to-equity ratio	0.10	0.11